Exhibit 10.61

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of August [•], 2011, is entered into by and among Clean Energy Fuels Corp., a Delaware corporation (the “Company”) and [•] (the “Purchaser”, and collectively with the other purchasers under separate Convertible Note Purchase Agreements to be entered into simultaneously with this Agreement, “Purchasers”).

RECITALS

WHEREAS, the Company and the Purchaser have entered into the Convertible Note Purchase Agreement, dated as of August 24, 2011 (the “Convertible Note Purchase Agreement”), in connection with the Purchaser’s purchase of a convertible note in the aggregate principal amount of $[•] from the Company (the “Convertible Note”);

WHEREAS, under certain conditions, all or part of the Convertible Note is exchangeable for shares of the Company’s Common Stock (the “Exchange Shares”);

WHEREAS, in order to induce the Purchaser to purchase the Convertible Note, the Company has agreed to provide certain rights to the Purchaser as set forth in this Agreement; and

WHEREAS, this Agreement is being executed and delivered in connection with the Closing under the Convertible Note Purchase Agreement.

NOW, THEREFORE, the parties hereby agree as follows:

1.             REGISTRATION RIGHTS

(a)           Definitions.

Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Convertible Note Purchase Agreement.  As used in this Agreement, the following terms shall have the following meanings:

“1933 Act” means the Securities Act of 1933, as amended.

“1934 Act” means the Securities Exchange Act of 1934, as amended.

“Business Day” means any day other than Saturday, Sunday or any other day on which commercial banks in the City of New York are authorized or required by law to remain closed.

“Common Stock” means the shares of common stock of the Company, par value $0.0001.

“Effective Date” means the date the Registration Statement has been declared effective by the SEC.

“Effectiveness Deadline” means the date that is (i) thirty (30) days after each respective Filing Deadline if the Registration Statement is not subject to review by the SEC, or (ii) ninety (90) days after each respective Filing Deadline if the Registration Statement is subject to review by the SEC.

“Filing Deadline” means the date thirty (30) calendar days following the date of the issuance of the Convertible Note.

“Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

“register”, “registered” and “registration” refer to a registration effected by preparing and filing one or more Registration Statements (as defined below) in compliance with the 1933 Act and the declaration or ordering of effectiveness of such Registration Statement(s) by the SEC.

“Registrable Securities” means (i) the shares of Common Stock issued or issuable in exchange for principal under the Convertible Note and (ii) upon original issuance thereof, any shares of capital stock issued or issuable with respect to the Exchange Shares as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise, issued to or held by the Purchaser.

“Registration Statement” means a shelf registration statement, registration statements or Form S-3 of the Company filed under the 1933 Act covering the Registrable Securities.

“Rule 144” means Rule 144 promulgated under the 1933 Act or any successor rule or other similar rule or regulation of the SEC that may at any time permit the Purchaser to sell securities of the Company to the public without registration.

“Rule 415” means Rule 415 promulgated under the 1933 Act, as such rule may be amended or interpreted from time to time, or any similar rule or regulation hereunder adopted by the SEC.

“SEC” means the United States Securities and Exchange Commission.

(b)           Mandatory Registration.

(i)            The Company shall prepare, and no later than the applicable Filing Deadline, file with the SEC, a Registration Statement on Form S-3 covering the resale of all unregistered Registrable Securities then issued or issuable with respect to the amounts paid under the Convertible Note as of the date the Registration Statement is initially filed with the SEC.  If Form S-3 is unavailable for such a registration, the Company shall use such other form as is available for such a registration.

(ii)           The Company shall use its commercially reasonable efforts to have such Registration Statement declared effective by the SEC as soon as practicable, but in no event later than the applicable Effectiveness Deadline, and shall use its commercially reasonable efforts to keep such Registration Statement continuously effective under the 1933 Act until the earlier of the date when all Registrable Securities covered by such Registration Statement (A) have been sold, thereunder or pursuant to Rule 144, or (B) may be sold without volume or manner-of-sale restrictions pursuant to Rule 144 and without the requirement for the Company to be in compliance with the current public information requirement under Rule 144, as determined by counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Company’s transfer agent and the Purchaser (the “Effectiveness Period”).

(iii)          Notwithstanding the registration obligation set forth in Section 1(b), if the SEC informs the Company that all of the Registrable Securities cannot, as a result of the application of Rule 415, be registered for resale as a secondary offering on a single registration statement, the Company agrees to promptly inform each of the Purchasers and use its commercially reasonable efforts to file amendments to the Registration Statement as required by the SEC, covering the maximum number of Registrable Securities permitted to be registered by the SEC, on Form S-3 or such other form available to register for resale the Registrable Securities as a secondary offering; provided, however, that prior to filing such amendment, the Company shall be obligated to use diligent efforts to advocate with the SEC for the registration of all of the Registrable Securities in accordance with any interpretive guidance provided by the SEC, including without limitation, Compliance and Disclosure Interpretation 612.09.

(c)           Piggyback Registration.

(i)            If (but without any obligation to do so), at any time following the expiration of the Effectiveness Period, a Registration Statement is not effective with respect to all of the Registrable Securities and the Company proposes to register (including for this purpose a registration effected by the Company for stockholders other than the Purchaser) any of its capital stock or other securities under the 1933 Act in connection with a fully underwritten firm commitment public offering of such securities (other than a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities), the Company shall, at such time, give the Purchaser written notice of such registration in accordance with Section 2(f). Upon the written request of the Purchaser given within five (5) Business Days after delivery of such notice by the Company, the Company shall, subject to the provisions of Section 1(c)(iii), use all commercially reasonable efforts to cause to be registered under the 1933 Act all of the Registrable Securities that such Purchaser requests to be registered.

(ii)           The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 1(c) prior to the effectiveness of such registration whether or not a Purchaser has elected to include securities in such registration. The expenses of such withdrawn registration shall be borne by the Company in accordance with Section 1(j) hereof.

(iii)          The Company shall not be required under this Section 1(c) to include any of a Purchaser’s Registrable Securities in such underwriting unless such Purchaser accepts the terms of the underwriting as reasonably agreed upon between the Company and the underwriters selected by the Company (or by other Persons entitled to select the underwriters) and enters into an underwriting agreement in customary form with such underwriters, and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Company. If the total amount of securities, including Registrable Securities, requested to be included in such offering exceeds the amount of securities that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of Registrable Securities that the underwriters determine in their sole discretion will not jeopardize the success of the offering.  Any reduction in the number of Registrable Securities will be made pro rata with the other securities to be registered on behalf of third parties in such offering.

(d)           Effect of Failure to File and Obtain and Maintain Effectiveness of Registration Statement.  If (i) a Registration Statement covering all of the Registrable Securities required to be covered thereby (or such lesser amount as provided in Section 1(b)(iii)) and required to be filed by the Company pursuant to Section 1(b) of this Agreement is (A) not filed with the SEC on or before the Filing Deadline (a “Filing Failure”) or (B) not declared effective by the SEC on or before the Effectiveness Deadline (an “Effectiveness Failure”); or (ii) for more than thirty days in any one calendar year during the applicable Effectiveness Period (other than during an Allowable Grace Period), Registrable Securities that have previously been covered by an effective Registration Statement are no longer covered by an effective Registration Statement (a “Maintenance Failure”, and a Filing Failure, Effectiveness Failure and Maintenance Failure each being referred to herein as a “Failure”) then, in lieu of the damages to any holder of Registrable Securities by reason of such delay in or reduction of its ability to sell such Registrable Securities (which payments shall be the exclusive remedies available under this Agreement or under applicable law), the Company shall pay to each Purchaser an amount in cash equal to 0.75% of each Purchaser’s pro rata share of the aggregate original Convertible Note represented by the Registrable Securities included in such Registration Statement or, in the case of a Filing Failure, the Registrable Securities required by this Agreement to be included in such Registration Statement, (i) within five (5) Trading Days of a Failure and (ii) on every monthly anniversary of such Failure (in each case, on a pro rata basis for periods less than 30 days) until such Failure is cured or the end of the Effectiveness Period, whichever is earlier.  The payments to which a Purchaser shall be entitled pursuant to this Section 1(d) are referred to herein as “Registration Delay Payments.”  If the Company fails to make Registration Delay Payments within five (5) Business Days after the date payable, such Registration Delay Payments shall bear interest at the rate of 18% per annum until paid in full.  Notwithstanding anything to the contrary herein or in the Convertible Note Purchase Agreement, in no event shall the Company be liable for aggregate Registration Delay Payments of more than four percent (4%) per annum of the aggregate principal amount of the original Convertible Note or, in any 30-day period, for Registration Delay Payments in excess of 0.75% of the aggregate original Convertible Note represented by the Registrable Securities included in a Registration Statement that is the subject of a Failure.

(e)           Request for Registration and/or Underwriting.

(i)            If, at any time during the Effectiveness Period, a Registration Statement is not effective with respect to all of the Registrable Securities, the Company shall, at the request of a Purchaser, participate in an underwritten offering of Registrable Securities by a Purchaser under a Registration Statement effected pursuant to Section 1(b) hereof, and shall file any supplements and amendments to such Registration Statement as may be required by applicable law or rules of the SEC.  If, at any time after the Effectiveness Period, a Registration Statement is not effective with respect to all of the Registrable Securities, and the Company receives a written request from a Purchaser that the Company effect a registration on Form S-3 with respect to an underwritten offering of Registrable Securities, the Company shall use commercially reasonable efforts to file a Registration Statement covering the Registrable Securities as soon as reasonably practicable after receipt of the request.  For purposes of this Agreement, a “Demand” shall refer to a Purchaser request, pursuant to this Section 1(e), for the Company to (1) participate in an underwritten offering of Registrable Securities or (2) effect a registration on Form S-3 with respect to an underwritten offering of Registrable Securities.  In any underwritten offering under this Section 1(e), the investment banker or bankers and manager or managers that will administer the offering will be selected by, and the underwriting arrangements with respect thereto (including the size of the offering) will be approved by the requesting Purchaser(s); provided, however, that such investment bankers and managers and underwriting arrangements must be reasonably satisfactory to the Company. The Company shall not be required to participate in any underwritten offering contemplated hereby unless each participating Purchaser (A) agrees to sell its Registrable Securities to be included in the underwritten offering in accordance with any approved underwriting arrangements and (B)  completes and executes all reasonable questionnaires, powers of attorney, indemnities, underwriting agreements, lock-up letters and other documents required under the terms of such approved underwriting arrangements. Each participating Purchaser shall be responsible for any underwriting discounts and commissions and fees and expenses of its own counsel. The Company shall pay all expenses customarily borne by issuers in an underwritten offering, including, but not limited to, filing fees, the fees and disbursements of its counsel and independent public accountants and any printing expenses incurred in connection with such underwritten offering.

(ii)           The Company shall not be required to participate in or effect any Demand pursuant to this Section 1(e):

(1)           after the Company has participated in or effected two (2) Demands (the Purchaser shall be deemed to have forfeited its right to a Demand if (A) the Purchaser withdraws its request that the Company effect a registration on Form S-3 with respect to an underwritten offering of Registrable Securities and does not, within thirty (30) days of any such withdrawal, pay all of the Company’s expenses in connection with such registration or (B) an underwritten offering that is the subject of a Demand is terminated subsequent to the marketing thereof);

(2)           if the Company has participated in or effected a Demand within the preceding twelve (12) months;

(3)           during the period starting with the date sixty (60) days prior to the Company’s good faith estimate of the date of the filing of, and ending on a date one hundred eighty (180) days following the effective date of, a Company-initiated registration subject to Section 1(c), provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective; or

(4)           if the Company shall furnish to the requesting Purchaser(s) a certificate signed by the Company’s Chief Executive Officer or Chairman of the Board stating that in the good faith judgment of the Board of Directors of the Company (the “Board”), it would be seriously detrimental to the Company and its stockholders for the Company to participate in or effect a Demand at such time, in which event the Company shall have the right to defer such Demand for a period of not more than one hundred twenty (120) days after receipt of the request of Purchaser.

(f)            Related Obligations.  Whenever required under this Section 1 to effect the registration of any Registrable Securities, except as otherwise expressly provided herein, the Company shall:

(i)            prepare and file with the SEC a Registration Statement with respect to such Registrable Securities and use all commercially reasonable efforts to cause such Registration Statement to become and remain effective;

(ii)           prepare and file with the SEC such amendments and supplements to such Registration Statement and the prospectus used in connection with such Registration Statement as may be necessary to comply with the provisions of the 1933 Act with respect to the disposition of all securities covered by such Registration Statement;

(iii)          furnish to a Purchaser such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the 1933 Act, and such other documents as it may reasonably request in order to facilitate the disposition of Registrable Securities owned by it;

(iv)          if required by applicable law, use all commercially reasonable efforts to register and qualify the securities covered by such Registration Statement under such other securities or “blue sky” laws of such jurisdictions as shall be reasonably requested by a Purchaser, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions;

(v)           with a view to making available to a Purchaser the benefits of Rule 144:

(1)           make and keep public information available, as those terms are understood and defined in Rule 144;

(2)           file with the SEC in a timely manner all reports and other documents required of the Company under the 1933 Act and the 1934 Act so long as the Company remains subject to such requirements and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

(3)           furnish or otherwise make available, as applicable, to a Purchaser so long as such Purchaser owns Registrable Securities, promptly upon request, (i) a written statement by the Company, if true, that it has complied with the reporting requirements of Rule 144, the 1933 Act and the 1934 Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company and (iii) such other information as may be reasonably requested to permit Purchaser to sell such securities without registration pursuant to Rule 144;

(vi)          in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering; and

(vii)         notify the holder of Registrable Securities covered by such Registration Statement at any time when a prospectus relating thereto is required to be delivered under the 1933 Act of the happening of any event as a result of which the prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

Notwithstanding the provisions of this Section 1, the Company shall be entitled to postpone or suspend the filing, effectiveness or use of, or trading under, any Registration Statement during any period when (i)  the SEC or the national securities exchange upon which shares of Common Stock are then listed requests that the Company amend or supplement the Registration Statement or the prospectus included therein or requests additional information relating thereto, (ii) the SEC or the national securities exchange upon which shares of Common Stock are then listed issues a stop order or similar order suspending the effectiveness or restricting the use of the Registration Statement or initiates proceedings to issue a stop order or similar order, (iii) the Board in good faith determines that the Registration Statement, the prospectus included therein, any amendment or supplement thereto or any document incorporated or deemed to be incorporated therein contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading, in light of the circumstances then existing; provided, however, that the Company uses commercially reasonable efforts to prepare and file with the SEC such amendments and supplements to the such Registration Statement or amendment as shall be reasonably necessary to cure such untrue statement or omission, or (iv) the Company’s management or the Board in good faith determines that the failure to so postpone or suspend would require disclosure of material nonpublic information that, if disclosed at such time, would be materially harmful to the interests of the Company and its stockholders; provided, further, that such postponement or suspension (A) shall not exceed a period of forty-five (45) days and (B) shall be exercised by the Company not more than twice in any twelve (12) month period (for a maximum of ninety (90) days within any such twelve (12) month period) (each, an “Allowable Grace Period”).

(g)           Information from Holder.  It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 1 with respect to the Registrable Securities of a Purchaser that such Purchaser shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be reasonably required to effect the registration of such Registrable Securities.

(h)           Indemnification.  If any Registrable Securities are included in a Registration Statement under this Agreement:

(i)            To the fullest extent permitted by law, the Company will, and hereby does, indemnify, hold harmless and defend each Purchaser, the directors, officers, members, partners, employees, agents, representatives of, and each Person, if any, who controls any Purchaser within the meaning of the 1933 Act or the 1934 Act (each, an “Indemnified Person”), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, reasonable attorneys’ fees, amounts paid in settlement or expenses, joint or several, (collectively, “Claims”) incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an indemnified party is or may be a party thereto (“Indemnified Damages”), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon:  (A) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other “blue sky” laws of any jurisdiction in which Registrable Securities are offered, or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (B) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in the light of the circumstances under which the statements therein were made, not misleading, or (C) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement (the matters in the foregoing clauses (A) through (C) being, collectively, “Violations”).  Subject to Section 1(h)(iii), the Company shall reimburse the Indemnified Persons, promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim.  Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 1(h)(i):  (A) shall not apply to a Claim by an Indemnified Person arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by such Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto, and (B) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld or delayed.  Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person.

(ii)           In connection with any Registration Statement in which a Purchaser is participating, each such Purchaser agrees to indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 1(h)(i), the Company, each of its directors, officers, employees and agents and each Person, if any, who controls the Company within the meaning of the 1933 Act or the 1934 Act (each, an “Indemnified Party”), against any Claim or Indemnified Damages to which any of them may become subject, under the 1933 Act, the 1934 Act or otherwise, insofar as such Claim or Indemnified Damages arise out of or are based upon any Violation, in each case to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Purchaser expressly for use in connection with such Registration Statement; and, subject to Section 1(h)(iii), such Purchaser will reimburse any legal or other expenses reasonably incurred by an Indemnified Party in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 1(h)(ii) and the agreement with respect to contribution contained in Section 1(i) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Purchaser, which consent shall not be unreasonably withheld or delayed; provided, further, however, that such Purchaser shall be liable under this Section 1(h)(ii) for only that amount of a Claim or Indemnified Damages as does not exceed the net proceeds to such Purchaser as a result of the sale of Registrable Securities pursuant to such Registration Statement.  Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party.

(iii)          Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 1(h) of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 1(h), deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses of not more than one counsel for such Indemnified Person or Indemnified Party to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding.  In the case of an Indemnified Person, legal counsel referred to in the immediately preceding sentence shall be selected by Purchaser.  The Indemnified Party or Indemnified Person shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or Claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person which relates to such action or Claim.  The indemnifying party shall keep the Indemnified Party or Indemnified Person reasonably apprised at all times as to the status of the defense or any settlement negotiations with respect thereto.  No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its prior written consent; provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent.  No indemnifying party shall, without the prior written consent of the Indemnified Party or Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such

Indemnified Party or Indemnified Person of a release from all liability in respect to such Claim or litigation, and such settlement shall not include any admission as to fault on the part of the Indemnified Party.  Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Party or Indemnified Person with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made.  The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 1(h), except to the extent that the indemnifying party is prejudiced in its ability to defend such action.

(iv)          The indemnification required by this Section 1(h) shall be made by periodic payments of the amount thereof during the course of the investigation or defense, promptly following when bills are received or Indemnified Damages are incurred, and in each case submitted to the indemnifying party for payment subject to and in accordance with this Section 1(h).

The indemnity agreements contained herein shall be in addition to (A) any cause of action or similar right of the Indemnified Party or Indemnified Person against the indemnifying party or others, and (B) any liabilities the indemnifying party may be subject to pursuant to the law.

(i)            Contribution.  To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 1(h) to the fullest extent permitted by law; provided, however, that: (i) no Person involved in the sale of Registrable Securities who is guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) in connection with such sale shall be entitled to contribution from any Person involved in such sale of Registrable Securities who was not guilty of fraudulent misrepresentation; and (ii) contribution by any Purchaser that sells Registrable Securities shall be limited in amount to the excess of the net amount of proceeds received by such Purchaser from the sale of such Registrable Securities pursuant to such Registration Statement over the amount of any damages that such Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

(j)            Expenses of Registration.  All expenses (other than (i) underwriting discounts and commissions relating to the Registrable Securities that are being sold by the Purchaser and (ii) fees of any counsel for the Purchaser) that are incurred in connection with registrations, filings or qualifications pursuant to Sections 1(b) and 1(c), including (without limitation) all registration, filing and qualification fees, printers’ and accounting fees, fees and disbursements of counsel for the Company, shall be borne by the Company.

2.             MISCELLANEOUS.

(a)           Governing Law; Jurisdiction; Jury Trial.  All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Delaware. Each party hereby irrevocably submits to the exclusive jurisdiction of the Delaware Court of Chancery, or, if no such state court has proper jurisdiction, the United States District Court for the District of Delaware, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper.  Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.  EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

(b)           Counterparts.  This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other parties; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

(c)           Headings.  The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

(d)           Severability.  If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

(e)           Entire Agreement; Amendments.  This Agreement, the Convertible Note Purchase Agreement and the other Convertible Note Documents supersede all other prior oral or written agreements between the Purchaser, the Company, their affiliates and Persons acting on their behalf with respect to the matters discussed herein, and this Agreement, the Convertible Note Purchase Agreement, the other Convertible Note Documents and the instruments referenced herein and therein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor any Purchaser makes any representation, warranty, covenant or undertaking with respect to such matters.  No provision of this Agreement may be amended other than by an instrument in writing signed by the Company and the Purchaser.  No provision hereof may be waived other than by an instrument in writing signed by the party against whom enforcement is sought.

(f)            Notices.  Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered:  (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one Business Day after deposit with an overnight courier service, in each case properly addressed to the party to receive the same.  The addresses and facsimile numbers for such communications shall be:

if to the Company:

Clean Energy Fuels Corp.
3020 Old Ranch Parkway, Suite 400
Seal Beach, California 90740
Telephone:	(562) 493-2804
Facsimile:	(562) 493-4956
Attention:	J. Nathan Jensen, Vice President and General Counsel

with a copy (for informational purposes only) to:

Morrison & Foerster LLP
12531 High Bluff Drive, Suite 100
San Diego, California 92130
Telephone:	(858) 720-5100
Facsimile:	(858) 720-5125
Attention:	Steven G. Rowles, Esq.

if to the Purchaser:

[•]
[•]
[•]
Telephone:	[•]
Facsimile:	[•]
Attention:	[•]

with a copy (for informational purposes only) to:

[•]
[•]
[•]
Telephone:	[•]
Facsimile:	[•]
Attention:	[•]

or to such other address and/or facsimile number and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change.  Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from an overnight courier service in accordance with clause (i), (ii) or (iii) above, respectively.

(g)           Successors and Assigns.  No party may assign this Agreement or any rights or obligations hereunder without the prior written consent of the other parties.  This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns.

(h)           No Third Party Beneficiaries.  This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

(i)            Further Assurances.  Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

[Signature Page Follows]

IN WITNESS WHEREOF, the Company and the Purchaser have caused this Registration Rights Agreement to be duly executed as of the date first written above.

COMPANY:

CLEAN ENERGY FUELS CORP.

By:
Barclay F. Corbus, Senior Vice President - Strategic Development

IN WITNESS WHEREOF, the Company and the Purchaser have caused this Registration Rights Agreement to be duly executed as of the date first written above.

PURCHASER:

[•]

By:
[•]